Exhibit 10.1
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                             CONFIDENTIAL TREATMENT
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                           SOLUTION PROVIDER AGREEMENT
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         THIS SOLUTION PROVIDER AGREEMENT (this "Agreement"), dated as of
September 8, 1998 (the "Effective Date"), is made by and between BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("BPS") having offices at 6550 No. Loop 1604 East, San Antonio, Texas 78247 and REAL APPLICATIONS, LTD. or its successor in interest, a California corporation ("REAL"), having offices at 21011 Warner Center Lane, Woodland Hills, California 91367.

                                    RECITALS

         BPS is authorized to market and distribute certain Products, including IBM Products, to resellers; BPS is authorized and wishes to appoint REAL as a solution provider affiliate to sell to End-Users the IBM Products it acquires from BPS; and REAL is willing to serve in such capacities:

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and mutual promises set forth in this Agreement and for other and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. The terms used in this Agreement have the following meanings:

     1.1 "End User" means anyone, unaffiliated with REAL, who acquires Products for its own use and not for resale

     1.2 "IBM" means International Business Machines, Inc. and its subsidiaries.

     1.3 "Machine" means an IBM RS/6000, IBM 9401, or IBM Netfinity Server together with their respective features, conversions, upgrades, elements, accessories, cables or any combination of them (provided by IBM to BPS) approved by IBM to be provided to REAL.

     1.4 "Product" means a Machine, Program or Service which BPS has been authorized to distribute to REAL.

     1.5 "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     1.6 "Program" means an IBM licensed program (provided by IBM to BPS) approved by IBM to be provided to REAL. Program does not include an IBM's licensed internal code.


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     1.7  "Service" means assistance performed or marketed by BPS, including without limitation use of a resource (such as a network) approved by IBM to be provided to REAL.

     1.8 "Value Added Enhancement" or "VAE" means the industry specific IBM approved Application Software Program.

     2. APPOINTMENT OF SOLUTION PROVIDER. BPS hereby appoints REAL as one of its Solution Providers (also referred to as solution provider affiliates) of IBM Products for marketing and sale to End Users in the United States, Canada and Puerto Rico with REAL's VAEs. This appointment is not exclusive with respect to BPS and BPS has entered into and reserves the right to enter into similar agreements with others for the purpose of marketing and distributing Products. This appointment is exclusive with respect to providing IBM Products that BPS is authorized to distribute to REAL for resale, and REAL agrees to not enter into any similar arrangement with any others for the purpose of selling such IBM Products to End Users; provided, however, that REAL may purchase ***.

     3. REAL OBLIGATIONS. REAL shall comply with any obligations or restric-tions imposed by IBM under the terms of any applicable agreement between BPS and IBM, as such terms may change from time to time, or between REAL and IBM, as such terms may change from time to time, and REAL agrees to be bound by and comply with all such obligations or restrictions. In particular, and without limitation, REAL will comply with all IBM requirements set forth in REAL's agreement with IBM, as amended from time to time. If REAL breaches any of the IBM requirements set forth in REAL's agreement with IBM, REAL shall reimburse BPS for any losses or damages proximately caused to BPS by said breaches.

     4.   BPS Obligations

     4.1 BPS SERVICE LEVELS. BPS shall comply with any obligations or restrictions imposed by IBM under the terms of any applicable agreement between BPS and IBM, as such terms may change from time to time. BPS shall exercise commercially reasonable efforts to: communicate to IBM all of REAL's equipment orders in a timely manner and to express to IBM the time requirements that REAL desires; provide REAL the IBM order information, as provided by IBM which may include, the plant order number, shipment dates and M.E.S. numbers, within *** hours after BPS receives IBM's acknowledgment of REAL's order, provided REAL accurately places an order in accordance with IBM's and BPS's requirements, place orders with IBM within *** hours; provide a dedicated employee to service the account for customer service and marketing support purposes and provide other support employees as needed; and provide a dedicated sales representative. If REAL shall determine that in its opinion BPS has routinely failed to perform adequately in this regard, it shall set forth in writing and in detail its objections and BPS shall have *** to cure such routine failures. To the extent the requirements imposed on BPS under this Section 4 exceed those which IBM, in its reasonable discretion, determines are to be required of its distributors, then the requirements imposed on BPS shall be adjusted so that they are no more stringent than the requirements imposed by IBM on BPS as a distributor.


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     4.2  IBM REBATES. BPS will forward to REAL any rebates, special promotions or marketing funds that are intended by IBM to be passed on to solution provider Tier II's . BPS will forward such payments to REAL within *** after BPS receives such amounts from IBM.

     4.3 LINE OF CREDIT. BPS WILL MAINTAIN A SUFFICIENT LINE OF CREDIT TO SUPPORT REAL'S VOLUME

     5.   DELIVERY AND TITLE.

     5.1 DELIVERY. Upon receipt of each purchase order by BPS, if the Product is not then in BPS's inventory, BPS will, as soon as reasonably possible, but no later than *** hours, following receipt of such purchase order so long as such purchase order is complete and in accordance with IBM's and BPS' requirements, place the order with IBM. With respect to Products in BPS's inventory and which do not require reconfiguration, BPS shall ship such Products within *** hours following receipt of such purchase order so long as such purchase order is complete and in accordance with IBM's and BPS' requirements. With respect to Products in BPS' inventory and which do require reconfiguration, BPS shall ship such Products within *** following receipt of such purchase order so long as such purchase order is complete and in accordance with IBM's and BPS' requirements. All other Equipment shall be shipped within the time frame prescribed by IBM. All such shipments shall be F.O.B. BPS's or IBM's facility in the continental United States. Such Products shall be insured by BPS at REAL's cost; provided, however, REAL shall not be obligated to pay any shipping or insurance charges to the extent such charges are paid by IBM. All Products shall be packaged for shipment in accordance with IBM's usual and customary practices which shall be reasonably calculated to provide adequate protection for its Products. The method of shipment and common carrier shall be selected by REAL.


     5.2 PASSING OF TITLE. Title to the IBM Machines will pass from BPS to REAL. REAL shall pass title to the Machines directly to the End User or, if applicable, to a third party financing institution on behalf of the End User. IBM does not transfer title to Programs.

     6.   PRICE; PAYMENT.

     6.1  PRODUCT COSTS; PAYMENT TERMS.

               6.1.1 Except as set forth in paragraphs 6.1.2, 6.1.3 and 6.1.7 below, for the first *** of this Agreement, REAL shall acquire the Products from BPS at the prices of each such Product as per Exhibit A to this Agreement (the "Price Schedule"). The prices set forth on the Price Schedule shall be increased or decreased, as the case may be, From time to time to reflect increases or decreases, as the case may be, in IBM's price to BPS. For Products which do not have a price set forth on the Price Schedule, the cost to REAL shall be mutually agreed upon by both parties. In the *** of this Agreement, REAL shall acquire Products from BPS at ***.

               6.1.2    ***


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               6.1.3    ***

               6.1.4 BPS shall not be responsible for any applicable taxes resulting exclusively from REAL's purchases of Products under this Agreement, other than taxes based on BPS's income. Payment of BPS's invoice shall be due *** after the shipment date. Real shall pay all applicable sales taxes.

               6.1.5 If REAL modifies or cancels any order and IBM bills BPS for rework or other charges associated with such modified or cancelled order, then BPS may invoice REAL for such charges, and REAL will pay BPS for such charges within *** of the date of BPS's invoice.

               6.1.6    Any price decrease for a Product as contemplated by
          Section 6.1.1 above shall be effective on the effective date of IBM's corresponding price reduction with respect to such Product. REAL shall receive the benefit of any such IBM price reduction with respect to any Product covered by such price reduction that *** (ii) is ordered by REAL subsequent to the effective date of such IBM price reduction. Any price increase for a Product as contemplated by Section 6.1.1 above shall be effective on the effective date of the IBM's price increase with respect to such Product.

               6.1.7 Notwithstanding anything to the contrary in this Agreement, at no time shall the price payable by REAL be less than IBM's price to BPS ***.

     6.2 DELINQUENT PAYMENTS. If payments owned by either party under this Agreement become delinquent, and the amount of such payment is not in dispute, then the party to which such payment is owed may do one or more of the following: (a) impose a finance charge that is equal to the lesser of *** and the maximum permitted by law, on the delinquent portion of the balance due; or
(b) pursue any other remedy available at law to collect such delinquent amount.

     7. DISPUTE RESOLUTION. Any controversy or claim relating to this Agreement or any breach thereof shall be settled solely and finally by arbitration in accordance with the rules of the American Arbitration Association ("AAA") then in effect in the State of California, and judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator may provide that the cost of the arbitration (including reasonable legal fees) incurred by the prevailing party) will be borne by the non-prevailing party.

     8. PRODUCT WARRANTIES.

     8.1 PRODUCT WARRANTY. REAL acknowledges that the Products sold under this Agreement are produced or provided by IBM , and there are no warranties with respect to the Products, except to the extent that IBM has made available warranties that operate to the benefit of REAL. In addition all Products will be certified as eligible for IBM maintenance programs BPS further represents and warrants to REAL that: (a) to the extent BPS takes title


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to the Products, it has and is hereby transferring to REAL all its ownership, right, title and interest in and to such Products and (b) the Products are free and clear of all liens, subject to any purchase money liens imposed by IBM.

     8.2 EXCLUSIVE REMEDY. In case of breach of the above warranties set forth in Section 8.1(a) and (b) above, REAL's exclusive remedy against BPS, and BPS's sole liability shall be payment of REAL's damages that result from such breach in an amount up to, but not to exceed the purchase price paid by REAL for the defective Product. In case of a breach of any other warranties set forth in
Section 8.1 above, REAL's exclusive remedy against BPS and BPS' sole liability, shall be to facilitate REAL's receipt of warranty services, by either BPS or IBM, in accordance with the warranty provided by IBM, including to the extent that BPS's agreements with IBM cover claims relating to intellectual property infringement and provide indemnification over such claims. BPS shall have no warranty obligations beyond those provided by IBM. If, in accordance with the terms of the IBM warranty, REAL returns a Product and the Product is found defective by BPS or IBM under the terms of such warranty, then BPS will prepay return transportation charges from REAL. BPS or IBM shall have a reasonable time to make repairs or replace Products found to be defective. All replaced parts will become the property of BPS or IBM on an exchange basis.

     8.3 LIMITATION. BPS's warranty will not apply to a Product if its correction, repair or replacement is required due to extrinsic causes, such as
(a) natural disasters, including fire, smoke, water, wind, earthquakes or lightning, (b) electric power failures, (c) the failure to maintain appropriate environmental conditions, (d) the neglect, misuse or other than the ordinary use of the Products, other than neglect or misuse by BPS, (e) the relocation of the Products or attempted repairs or alterations by persons other than those employed by BPS or IBM when not previously approved by BPS, or (f) the connection of the Products with any items or devices not provided by BPS. If the correction, repair or replacement is required due to causes within REAL's control, such as REAL's neglect or misuse of the Products, then BPS may charge REAL for the correction, repair or replacement on a time-and-materials basis at BPS's then-current reasonable rates, plus reimbursement for reasonable travel and out-of-pocket expenses.

     8.4 END-USER DISCLAIMER. THE FOREGOING WARRANTIES OF BPS ARE FOR THE BENEFIT OF, AND APPLY ONLY TO REAL. REAL SHALL INCLUDE THE FOLLOWING STATEMENT, OR A STATEMENT WITH SUBSTANTIALLY THE SAME MEANING AND EFFECT IN EACH AGREEMENT UNDER WHICH REAL PROVIDES PRODUCTS TO END USERS.

     "Customer acknowledges that the Products sold under this Agreement are produced by one (1) or more independent manufacturers and we represent that to the extent the Products are subject to assignable manufacturer's warranties, we are assigning such warranties to Customer. We further represent and warrant to Customer that, to the extent we take title to the Products from the manufacturer, it has and is hereby transferring to Customer all its ownership, right, title and interest in and to such Products. EXCEPT FOR THE AFOREMENTIONED


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     WARRANTIES, OUR SUPPLIERS AND MANUFACTURERS MAKE NO REPRESENTATIONS OR
     WARRANTIES, EXPRESS OR IMPLIED, AS TO THE PRODUCTS AND SPECIFICALLY EXCLUDE THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NEITHER WE NOR ANY OTHER PARTY HAS ANY AUTHORITY TO MAKE ANY OTHER REPRESENTATION ON BEHALF OF US OR OUR SUPPLIERS OR MANUFACTURERS OR OTHERWISE TO BIND US OR OUR SUPPLIERS OR MANUFACTURERS. IN NO EVENT SHALL WE, OR OUR SUPPLIERS OR MANUFACTURERS BE LIABLE TO ANYONE FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, WHETHER RELATED TO WARRANTY OR ANY OTHER CLAIM."

     8.5  BPS DISCLAIMER.

     (a) EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY BPS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE OR OF ERROR-FREE AND UNINTERRUPTED USE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. REAL SHALL NOT REPRESENT TO ANY THIRD PARTY THAT BPS HAS APPROVED, ENDORSED, WARRANTED OR GUARANTEED ANY VAE WITHOUT THE SPECIFIC PRIOR WRITTEN CONSENT OF BPS.

     (b) BPS makes no representation or warranty that REAL will succeed in marketing any Products to any End User, nor will BPS be liable to REAL for REAL's failure to sell any Products.

     9. LIMITATION ON LIABILITY. EXCEPT FOR CLAIMS ARISING OUT OF A BREACH OF
SECTION 8.4 ABOVE, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS END-USERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF BPS PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, OR LABOR CLAIMS), ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY.

     10. TERM. Subject to earlier termination in accordance with Section 11 of this Agreement, the term of this Agreement shall commence on the date first set forth above and


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continue for a period of *** thereafter at which time this Agreement will terminate unless otherwise mutually agreed to by the Parties hereto.

     11. TERMINATION.

     11.1 TERMINATION BY BPS; EXPIRATION. BPS shall have the right to terminate this Agreement immediately upon written notice to REAL if BPS is notified by IBM that REAL no longer meets IBM's guidelines or if REAL is in Material Breach of its obligations under this Agreement and fails to cure such breach within *** of the date that BPS provides written notice of such Material Breach to REAL.

     11.2 TERMINATION BY REAL. REAL shall have the right to terminate this Agreement, upon written notice to BPS: (a) if BPS's contractual relationship with IBM is terminated or expires and is not renewed; (b) subject to the notice and cure periods set forth below, BPS commits a Material Breach (as defined below) of this Agreement.

For purposes of this Agreement, a "Material Breach" shall mean a material breach of this Agreement, including, without limitation, (a) BPS's failure to pass on material rebates, discounts, etc., which are intended by IBM to be passed on to Solution Provider Tier II's and which breach BPS fails to cure within *** of written notice of such breach (b) BPS unreasonably refuses to accept or process a material or service order under this Agreement, which breach BPS fails to cure within *** of written notice of such breach; (c) BPS fails to cure within the time prescribed by Section 4 material failures of service levels after receiving the notice required by Section 4 and (d) BPS fails to ship Equipment within the times prescribed by Section 5.1 and which breach BPS fails to cure within *** of written notice of such breach. Real agrees that termination of this Agreement together with a claim for direct damages proximately caused by BPS shall be REAL's sole remedy for a breach by BPS of its obligations under Sections 4 and/or 5 of this Agreement.

     11.3 EFFECT OF TERMINATION OR EXPIRATION. Upon the expiration or termination of this Agreement, REAL will (a) continue to fulfill its obligations to End Users and in such a way as not to reflect adversely on BPS or the Products; (b) pay to BPS when due all outstanding amounts including, but not limited to, any amounts owing under Sections 3.2 and 6 hereof within *** of the shipment date. Upon the expiration or termination of this Agreement, BPS will continue to fulfill its obligations to End Users and in such a way as not to reflect adversely on REAL, or the Products. Unless BPS has terminated this Agreement for REAL's Material Breach, or is otherwise prohibited by IBM from fulfilling orders placed by REAL, BPS will fulfill all orders placed by REAL under this Agreement prior to the termination date.

     12. MISCELLANEOUS PROVISIONS.

     12.1 INDEPENDENT CONTRACTOR. BPS and REAL are independent contractors. Neither party will have any right or authority to act on behalf of the other and neither party shall represent that it has such right or authority.


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     12.2 ASSIGNMENT. REAL agrees not to assign, or otherwise transfer, this
Agreement or its rights under it or delegate its obligations or appoint another reseller (including a related company) or agent to represent it: (a) without the prior written consent of BPS which shall not be unreasonably withheld, or
(b) REAL may assign this Agreement to an entity that purchases a majority of REAL's stock having a right to elect a majority of REAL's board of directors or similar governing body or that purchases all or substantially all of REAL's assets, provided that: (i) such successor is authorized by IBM to purchase IBM Products from BPS; and (ii) such successor agrees in writing to be bound by all of the terms and conditions of this Agreement. BPS may assign or otherwise transfer this Agreement to a successor to a majority of its voting stock or to a purchaser of all or substantially all of BPS or of the business division of BPS that services this Agreement.

     12.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement, and (if appropriate) such provision to other persons or circumstances, shall remain in full force and effect and be interpreted so as best to reasonably effect the intent of the parties hereto.

     12.4 WAIVER, AMENDMENT, MODIFICATION. Any waiver, amendment or other modification of this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought. The failure by either party to exercise any of its rights hereunder will not be deemed a waiver of such rights in the future or a waiver of any other rights under this Agreement.


     12.5 NOTICES. Any notice, approval or other communication required or permitted under this Agreement between the parties will be given in writing and will be sent by certified mail or registered mail, postage prepaid with return receipt requested, to the address specified above or to any other address that may be designated by prior notice. Any such notice, approval or other communication will be deemed to have been delivered when received.

     12.6 GOVERNING LAW AND JURISDICTION. This Agreement will be governed by and interpreted in accordance with the laws of the State of California, excluding its conflict of law principles. Subject to the dispute resolution requirements set forth in Section 7 above, each party consents to the exclusive jurisdiction and venue of the courts located in and serving Santa Clara County, California in all matters arising out of or relating to this Agreement.

     12.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same document.

     12.8 ENTIRE AGREEMENT. This Agreement constitutes the complete and entire statement of all terms, conditions and representations of agreement between BPS and REAL with respect to the subject matter contained herein and supersedes all prior oral or written agreements or understandings.

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REAL APPLICATIONS, LTD., a              BUSINESS PARTNER SOLUTIONS, INC.,
California corporation                  a Texas corporation


By ______________________________       By ______________________________

Its _____________________________       Its _____________________________



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                                    EXHIBIT A

                                 PRICE SCHEDULE

                                       ***




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